                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):November 15, 1999


               HOME IMPROVEMENT AND HOME EQUITY LOAN TRUST 1999-B
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Minnesota                    33-55853               Applied for
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission           (IRS employer
      of incorporation)             file numbers)       identification no.)



 1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
--------------------------------------------------------------------------------
  (Address of principal executive offices)                          (Zip code)


       Registrant's telephone number, including area code: (651) 293-3400


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

          Pursuant to the Pooling and Servicing Agreement between Conseco Finance Corp. (the "Servicer") and U S Bank Trust (N.A.) (the "Trustee"), on November 15, 1999, the Trustee made distributions to the holders of the certificates representing interests in the Trust (the "Certificateholders") and delivered to the Certificateholders the Monthly Report required by Section 6.05 of the Pooling and Servicing Agreement attached hereto as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits

          (c)  Exhibits.

               The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

               Exhibit No.     Description
               -----------     -----------

                  99.1         Monthly Report delivered to
                               Certificateholders on
                               November 15, 1999.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 15, 1999


                                   HOME IMPROVEMENT AND HOME EQUITY LOAN
                                   TRUST 1999-B

                                   By  CONSECO FINANCE CORP.
                                       as Servicer with respect to the Trust


                                   By: /s/ Phyllis A. Knight
                                       --------------------------------------
                                       Phyllis A. Knight
                                       Senior Vice President and Treasurer

                             INDEX TO EXHIBITS


Exhibit
Number                                                                 Page
-------                                                                ----

 99.1   Monthly Report delivered to Certificateholders                   5
        on November 15, 1999.